UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

EQUITY RESIDENTIAL

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest,$0.01 Par Value (Equity Residential)	EQR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Equity Residential (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders were asked to consider and vote upon the proposals described in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”). The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1 – Election of Trustees

All eleven of the nominees for Trustees were elected to serve for a one-year term which expires at the Company’s 2025 annual meeting of shareholders and until their respective successors are duly elected and qualified, by the votes set forth below.

Nominee	For	Withheld
Angela M. Aman	331,311,159	2,251,860
Linda Walker Bynoe	319,073,122	14,489,897
Mary Kay Haben	302,000,723	31,562,296
Ann C. Hoff	332,509,839	1,053,180
Tahsinul Zia Huque	329,339,176	4,223,843
Nina P. Jones	332,366,003	1,197,016
John E. Neal	323,492,346	10,070,673
David J. Neithercut	320,516,550	13,046,469
Mark J. Parrell	329,228,207	4,334,812
Mark S. Shapiro	309,738,537	23,824,482
Stephen E. Sterrett	331,582,151	1,980,868

There were 15,191,048 broker non-votes with respect to Proposal 1.

Proposal 2 – Ratification of Independent Registered Public Accounting Firm for 2024

The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024 was ratified by the shareholders, by the votes set forth below.

For	334,185,820
Against	14,229,759
Abstain	338,488

Proposal 3 – Advisory Approval of Executive Compensation

The shareholders approved, on an advisory basis, the executive compensation disclosed in the Proxy Statement, by the votes set forth below.

For	300,231,816
Against	32,636,015
Abstain	695,188
Broker Non-Votes	15,191,048

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date:	June 25, 2024	By:	/s/ Scott J. Fenster
		Name: Its:	Scott J. Fenster Executive Vice President and General Counsel